Supplement Dated October 22, 2007
to
Prospectuses Dated May 1, 2002
for
Elements® Plus Variable Annuity

Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The section labeled "THE GUARANTEED ACCOUNT, The DCA Fixed Accounts" is replaced in its entirety with the following:

          The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. You may allocate your initial Purchase Payment to either DCA Fixed Account, or a portion of your Purchase Payment to both Accounts. If the value of a DCA Fixed Account value is greater than $0, you may allocate an additional Purchase Payment to that Account only if the current interest rate for that Account is the same as the interest rate applicable to the current balance in that Account. In that case, the additional Purchase Payment will be added to the current balance, and the new dollar cost averaging period indicated on your service form. In Oregon, only your initial Purchase Payment may be allocated to a DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive.